UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): November 13, 2007

NORTH PITTSBURGH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

0-13716	25-1485389
(Commission File Number)	(IRS Employer Identification No.)

4008 Gibsonia Road Gibsonia, PA	15044-9311
(Address of principal executive offices)	(Zip Code)

(724) 443-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 13, 2007, North Pittsburgh Systems, Inc. (“North Pittsburgh”) issued a press release reporting that at its annual meeting of shareholders, held the same day, the North Pittsburgh shareholders approved and adopted the merger agreement between North Pittsburgh and Consolidated Communications Holdings, Inc., the text of which press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Press release issued by North Pittsburgh Systems, Inc., dated November 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pittsburgh Systems, Inc.
(Registrant)

Date: November 13, 2007	/s/ H. R. Brown
H. R. Brown
President and Chief Executive Officer